SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )
Filed by the Registrant /X/

Filed by a Party other than the Registrant / /
Check the appropriate box:
/ / Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

/X/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          HOME BANCORP OF ELGIN, INC.
                (Name of Registrant as Specified In Its Charter)

                                     N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/     No fee required.

/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1) Title of each class of securities to which transaction applies:
        (2) Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4) Proposed maximum aggregate value of transaction:
        (5) Total fee paid:

/ /     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
        (1)      Amount previously paid:
        (2)      Form, Schedule or Registration Statement no.:
        (3)      Filing Party:
        (4)      Date Filed:

                              [LOGO & COMPANY NAME]



                                          August 29, 1997


Dear Stockholder:

         You are cordially invited to attend a Special Meeting of Stockholders (the "Special Meeting") of Home Bancorp of Elgin, Inc. (the "Company"), the holding company for Home Federal Savings and Loan Association of Elgin (the "Association") which will be held on September 29, 1997, at 2:00 p.m. Central Time, at the office of the Association, 16 North Spring Street, Elgin, Illinois 60120.

         The attached Notice of the Special Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Special Meeting. Directors and officers of the Company will be present at the Special Meeting to respond to appropriate questions.

         The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Special Meeting is in the best interests of the Company and its stockholders and unanimously recommends a vote "FOR" each of these matters.

         Please complete, sign and return the enclosed proxy card promptly whether or not you plan to attend the Special Meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE SPECIAL MEETING BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO ATTEND AND TO VOTE PERSONALLY AT THE SPECIAL MEETING. EXAMPLES OF SUCH DOCUMENTATION INCLUDE A BROKER'S STATEMENT, LETTER OR OTHER DOCUMENT CONFIRMING YOUR OWNERSHIP OF SHARES OF THE COMPANY.

         On behalf of the Board of Directors and the employees of Home Bancorp of Elgin, Inc. and Home Federal Savings and Loan Association of Elgin, we thank you for your continued support and appreciate your interest.


                                          Sincerely yours,




                                          /s/ George L. Perucco
                                          George L. Perucco
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                           HOME BANCORP OF ELGIN, INC.
                             16 NORTH SPRING STREET
                              ELGIN, ILLINOIS 60120
                                 (847) 742-3800


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 29, 1997


         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Home Bancorp of Elgin, Inc. (the "Company") will be held on September 29, 1997, at 2:00 p.m. Central Time, at the office of Home Federal Savings and Loan Association of Elgin, 16 North Spring Street, Elgin, Illinois 60120 to consider and vote upon:


         1. The approval of amendments to the Home Bancorp of Elgin, Inc. 1997 Stock Option Plan;

         2. The approval of amendments to the Home Bancorp of Elgin, Inc. 1997 Recognition and Retention Plan; and

         3. The authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Special Meeting as may properly come before the Special Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Special Meeting. The Company is not aware of any other business that may properly come before the Special Meeting.

         The Board of Directors has fixed August 15, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof.

                                          By Order of the Board of Directors,



                                          /s/ Kathleen A. Schroeder
                                          Kathleen A. Schroeder
                                          VICE PRESIDENT AND SECRETARY

Elgin, Illinois
August 29, 1997



- --------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING.  IT IS IMPORTANT
THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU
OWN.  THE BOARD OF DIRECTORS URGES YOU TO MARK, SIGN AND DATE THE
ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE.
RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF
YOU ATTEND THE SPECIAL MEETING.
- --------------------------------------------------------------------------------

                           HOME BANCORP OF ELGIN, INC.

                             PROXY STATEMENT FOR THE
                         SPECIAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON SEPTEMBER 29, 1997


                               GENERAL INFORMATION

GENERAL

         This Proxy Statement and accompanying proxy card are being furnished to the stockholders of Home Bancorp of Elgin, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company from holders of the shares of the Company's issued and outstanding common stock, par value $.01 per share (the "Common Stock"), as of the close of business on August 15, 1997 (the "Record Date"), for use at the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held on September 29, 1997 at 2:00 p.m. Central Time, at the office of Home Federal Savings and Loan Association of Elgin (the "Association"), 16 North Spring Street, Elgin, Illinois 60120 and at any adjournment or postponement thereof. This Proxy Statement, together with the enclosed proxy card, is first being mailed to stockholders on or about August 29, 1997.

         On September 26, 1996, the Company became the holding company for the Association upon completion of the conversion of the Association from the mutual form of organization into the stock form of organization (the "Conversion"). The Company, a Delaware corporation, operates as a savings association holding company for its wholly-owned subsidiary, the Association.

RECORD DATE AND VOTING RIGHTS

         The Board of Directors of the Company has fixed the close of business on August 15, 1997 as the Record Date for the determination of the Company's stockholders entitled to notice of, and to vote at, the Special Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date will be entitled to vote at the Special Meeting. On the Record Date, there were 6,855,799 shares of Common Stock issued and outstanding.

         Each holder of shares of Common Stock outstanding on the Record Date will be entitled to one vote at the Special Meeting and at any adjournment or postponement thereof for each share of capital stock registered in his or her name on the transfer books or records of the Company. As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock ("Excess Shares") shall be entitled to cast one one-hundredth (1/100) of one vote per share for each Excess Share. A person or entity is deemed to beneficially own shares owned by an affiliate or associate as well as by persons acting in concert with such person or entity. The Company's Certificate of Incorporation authorizes and imposes a duty on the Board of Directors, by action of a majority, to interpret all of the terms and provisions of the Certificate of Incorporation governing Excess Shares and to determine on the basis of information known to them after reasonable inquiry all facts necessary to ascertain compliance with the Certificate of Incorporation, including, without limitation, (i) the number of shares of Common Stock beneficially owned by any person or purported owner; (ii) whether a person or purported owner is an affiliate or associate of, or is acting in concert with, any other person or purported owner; (iii) whether a person or purported owner has an agreement, arrangement or understanding with any other person or purported owner as to the voting or disposition of any shares of Common Stock;
(iv) the application of any other definition or operative provision of the Certificate of Incorporation to the given facts; and (v) any other matter relating to the applicability or effect of the Certificate of Incorporation.

         All properly executed proxies received by the Company will be voted in accordance with the instructions indicated thereon. IF NO INSTRUCTIONS ARE GIVEN, EXECUTED PROXIES WILL BE VOTED FOR EACH PROPOSAL IDENTIFIED IN THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS. Management is not aware of any matters other than those set forth in the Notice of Special Meeting of Stockholders that may be brought before the Special Meeting. If any other matters properly come before the Special Meeting, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors of the Company.

VOTE REQUIRED

         All of the Proposals require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented, in person or by proxy, at the Special Meeting and entitled to vote thereon. Shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to all matters will be counted as present and entitled to vote and will have the effect of a vote against that proposal. In contrast, shares underlying broker non-votes will not be counted as present and entitled to vote and will have no effect on the vote for that proposal.

REVOCABILITY OF PROXIES

         A proxy may be revoked at any time before it is voted by filing with the Secretary of the Company a duly executed instrument revoking the proxy or by submitting a duly executed proxy bearing a later date. A proxy may also be revoked by attending and voting at the Special Meeting or any adjournment or postponement thereof, if a written revocation is filed with the Secretary of the Special Meeting prior to the voting of such proxy.

         IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR STOCKHOLDER OF RECORD TO VOTE PERSONALLY AT THE SPECIAL MEETING. Examples of such documentation would include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

SOLICITATION OF PROXIES

         The Company will bear the costs of soliciting proxies from its stockholders. In addition to the use of mail, proxies may be solicited by officers, directors or employees of the Company and the Association, by telephone or through other forms of communication. The Company will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for reasonable expenses incurred in connection therewith. In addition, the Company has retained MacKenzie Partners, Inc. to assist in the solicitation of proxies, which firm will be paid a fee of $3,000, plus out-of-pocket expenses.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Certain terms of the stock options and restricted stock awards granted to directors, officers and employees of the Company and the Association will be modified if stockholders approve the proposed amendments to the Home Bancorp of Elgin, Inc. 1997 Stock Option Plan (the "Option Plan") and the proposed amendments to the Home Bancorp of Elgin, Inc. 1997 Recognition and Retention Plan (the "RRP"). For complete descriptions of these Plans and the amendments to each Plan, see "Proposal 1" and "Proposal 2."

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS OF THE COMPANY

         The following table sets forth, as of August 1, 1997, certain information as to Common Stock beneficially owned by persons owning in excess of 5% of the outstanding shares of Common Stock. Management knows of no person, except as listed below, who beneficially owned more than 5% of the Company's outstanding shares of Common Stock as of August 1, 1997. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission (the "SEC") and with the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under "Security Ownership of Management," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner of any shares of Common Stock (1) over which such person has or shares, directly or indirectly, voting or investment power, or (2) of which such person has the right to acquire beneficial ownership at any time within 60 days after August 1, 1997. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of such shares.


                                      NAME AND ADDRESS OF                 AMOUNT AND NATURE OF
    TITLE OF CLASS                     BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP             PERCENT
- --------------------         ----------------------------------           --------------------             -------
Common Stock                 Employee Stock Ownership Plan of                    560,740(1)                  8.2%
                               Home Bancorp of Elgin, Inc.
                             16 North Spring Street
                             Elgin, Illinois  60120
Common Stock                 Janus Capital Corporation                           486,825(2)                  7.1%
                             100 Fillmore Street
                             Denver, Colorado  80206
Common Stock                 Brandes Investment Partners, L.P.                   378,321(3)                  5.5%
                             San Diego, California

- --------------------------------------------

(1) The Employee Stock Ownership Plan ("ESOP") is administered by a committee of the Company's Board of Directors (the "ESOP Committee"). The ESOP's assets are held in a trust (the "ESOP Trust"), for which Harris Bank Barrington, N.A., serves as trustee (the "ESOP Trustee"). The ESOP Trustee is the beneficial owner of the shares held in the ESOP Trust. The ESOP Trust purchased these shares with funds borrowed from the Company in the Conversion. Shares purchased by the ESOP Trust are held in a suspense account for release and allocation to participants' accounts in annual installments. The terms of the ESOP Trust Agreement provide that, subject to the ESOP Trustee's fiduciary responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the ESOP Trustee will vote, tender or exchange shares of Common Stock held in the ESOP Trust as directed by the ESOP Committee. The ESOP Committee must generally direct the vote, tender or exchange of shares of Common Stock allocated to participants' accounts in accordance with instructions received from the participants. As of August 1, 1997, 14,019 shares of Common Stock held by the ESOP Trust have been allocated to the accounts of eligible ESOP participants. The ESOP Committee must generally direct the vote of allocated shares as to which no instructions are received and any shares that have not been allocated to participants' accounts in the same proportion as allocated shares with respect to which the ESOP Committee receives instructions are voted. The ESOP Committee must generally direct the vote, tender or exchange of any shares in the suspense account or that otherwise have not been allocated to participants' accounts in the same proportion as allocated shares with respect to which the ESOP Committee receives instructions are tendered or exchanged. With respect to allocated shares as to which no instructions are received, the ESOP Committee will be deemed to have received instructions not to tender or exchange such shares. Except as described above, the ESOP Committee of the Company's Board of Directors has sole investment power, but no voting power, over the Common Stock held in the ESOP Trust.
(2) Based on information in a Schedule 13G, dated February 10, 1997, the Janus Capital Corporation ("Janus Capital") is a registered investment adviser which furnishes investment advice to several investment companies registered under Section 8 of the Investment Company Act of 1940 and individual and institutional clients (collectively referred to herein as "Managed Portfolios"). As a result of its role as investment adviser to the Managed Portfolios, Janus Capital may be deemed to be the beneficial owner of the shares of Common Stock held by the Managed Portfolios. Thomas H. Bailey owns approximately 12.2% of Janus Capital and is the President and Chairman of the Board of Directors of Janus Capital. Mr. Bailey, as the controlling person of Janus Capital, may be deemed to have beneficial ownership of the shares of Common Stock beneficially owned or deemed to be beneficially owned by Janus Capital.
(3) Based on information in a Schedule 13G, dated February 13, 1997, Brandes Investment Partners, L.P. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and is deemed to be the beneficial owner of these shares of Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information with respect to the shares of Common Stock beneficially owned by each director of the Company, by each named executive officer of the Company identified in the Summary Compensation Table included elsewhere herein and all directors and executive officers of the Company as a group, as of August 1, 1997. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Common Stock indicated.


                                                                                 AMOUNT AND              PERCENT OF
                                                                                   NATURE                  COMMON
                                                POSITION WITH                   OF BENEFICIAL               STOCK
                NAME                           THE COMPANY(1)                  OWNERSHIP(2)(3)           OUTSTANDING
- ------------------------------------ -----------------------------------  -------------------------  ---------------
George L. Perucco................... Director, President and Chief
                                     Executive Officer                            91,352(4)                 1.3%
Lyle N. Dolan....................... Director, Executive Vice President
                                     and Treasurer                                52,896(4)                   *
Orval M. Graening................... Director                                     24,018(5)(6)                *
Thomas S. Rakow..................... Director                                     77,318(5)(7)              1.1%
Henry R. Hines...................... Director                                     24,018(5)                   *
Donald E. Laird..................... Director                                     17,058(5)(8)                *
Leigh C. O'Connor................... Director                                     17,518(5)                   *
Richard S. Scheflow................. Director                                     17,018(5)                   *
Kenneth L. Moran.................... Senior Vice President and Chief
                                     Lending Officer                              36,313(4)                   *
All directors and executive
 officers as a group (13 persons).......................................         492,381(4)(5)              7.2%

- --------------------------------------------


*        Less than one percent.
(1)      Titles are for both the Company and the Association.
(2) See "Principal Stockholders of the Company" for the definition of "beneficial ownership."
(3) The figures shown above include the restricted share awards made to Messrs. Perucco, Dolan and Moran under the RRP in the amounts of 70,092, 42,055, and 28,037 shares of Common Stock, respectively, and the restricted share awards made to four other executive officers under the RRP in the aggregate amount of 56,072 shares of Common Stock, whose beneficial ownership of Common Stock has been included in the total shown above for all directors and officers of the Company as a group. The figures shown above also include the restricted share awards of 14,018 shares of Common Stock made to each of Messrs. Graening, Rakow, Hines, Laird, O'Connor and Scheflow under the RRP. Each recipient of an RRP restricted share award has sole voting power, but no investment power, over the shares of Common Stock covered by the award.
(4) The figures shown above include the shares of Common Stock held in the ESOP Trust that have been allocated to individual accounts as follows:
         Mr. Perucco, 1,260 shares; Mr. Dolan, 841 shares; Mr. Moran, 676 shares; and all directors and executive officers as a group, 4,465 shares of Common Stock. Such persons have voting power (subject to the legal duties of the ESOP Trustee) but no investment power, except in limited circumstances, over such shares.
(5) The figures shown above do not include the 546,721 shares held by the ESOP Trust that have not been allocated to participants' accounts with respect to which members of the Board of Directors who serve on the ESOP Committee may be deemed to have sole investment power but no voting power. Each such person disclaims beneficial ownership of such shares.
(6)      All of these shares are held by a trust for Mr. Graening.
(7) Mr. Rakow owns 12,500 shares in his own name, and his spouse owns 20,000 shares in her own name. Rakow Enterprises, Inc., a corporation controlled by Mr. Rakow, owns 12,500 shares, and 18,300 shares are held for the benefit of Mr. Rakow by the 401(k) Plan established by this corporation. This total also includes 5,000 shares owned by the IHC Group Foundation. Mr. Rakow is a Trustee of this Foundation and may be deemed to have beneficial ownership of these shares since he may exercise voting and investment power over these shares in his capacity as a Trustee. Mr. Rakow disclaims beneficial ownership of these 5,000 shares.
(8) Ownership of 1,500 shares is held by a Trust established by Mr. Laird under which his spouse is the designated beneficiary, and ownership of 1,500 shares is held by a Trust established by Mr. Laird's spouse under which Mr. Laird is the designated beneficiary. Mr. Laird's spouse owns 40 shares in her own name.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS' COMPENSATION

         FEE ARRANGEMENTS. Currently, each director of the Association, other than Messrs. Perucco and Dolan, receives an annual retainer of $26,460 for attendance at board meetings. The aggregate amount of fees paid to such directors by the Association for the year ended December 31, 1996 was $158,760. No additional fees are paid for attendance at board committee meetings. Directors of the Company are not separately compensated for their services as such. Directors are also eligible to receive options and awards pursuant to the Company's Option Plan and RRP, and such grants have been made. For complete descriptions of the Option Plan and the RRP, see "Proposal 1" and "Proposal 2."

EXECUTIVE COMPENSATION

         CASH COMPENSATION. The following table sets forth the cash compensation paid by the Association for services rendered in all capacities during the fiscal years ended December 31, 1996 and December 31, 1995, to the Chief Executive Officer and all executive officers of the Association who received aggregate salary and bonus in excess of $100,000 (the "Named Executive Officers").

                                           SUMMARY COMPENSATION TABLE(1)

                                                                                                 LONG TERM COMPENSATION
                                                                                   -------------------------------------------------
                                                   ANNUAL COMPENSATION (2)                 AWARDS                    PAYOUTS
                                            -------------------------------------- ----------------------  -------------------------
                                                                        OTHER       RESTRICTED
                                                                       ANNUAL          STOCK                  LTIP        ALL OTHER
       NAME AND PRINCIPAL                                           COMPENSATION      AWARDS     OPTIONS    PAYOUTS     COMPENSATION
            POSITIONS               YEAR    SALARY($)   BONUS($)       ($)(3)         ($)(4)      (#)(4)     ($)(4)        ($)(5)
- ---------------------------------   ----    ---------   --------   --------------- ------------  --------   --------    ------------

George L. Perucco, President and
   Chief Executive Officer.......   1996    $214,655       --           $4,104          --          --         --           $17,613
                                    1995    $204,433       --           $2,884          --          --         --           $   734
Lyle N. Dolan, Executive Vice
   President and Treasurer.......   1996    $134,753       --           $4,682          --          --         --           $12,872
                                    1995    $128,336       --           $4,635          --          --         --           $ 1,430

Kenneth L. Moran, Senior Vice
   President and Chief Lending
   Officer.......................   1996    $109,242       --           $3,547          --          --         --           $10,340
                                    1995    $104,040       --           $3,625          --          --         --           $ 1,145

- --------------------------------------------

(1) No information is provided for 1994, because neither the Company nor the Association was subject to the reporting requirements of the Exchange Act for such year, and such information has not otherwise been included in filings made under the federal securities laws.
(2) Under Annual Compensation, the column titled "Salary" includes base salary, directors' fees and payroll deductions for health insurance under the Association's health insurance plan.
(3) Represents amounts reimbursed for the payment of taxes. For 1995 and 1996, there were no: (a) perquisites with an aggregate value for any named individual in excess of the lesser of $50,000 or 10% of the total of the individual's salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; or (d) preferential discounts on stock.
(4) During the fiscal years ended December 31, 1995 and 1996, neither the Association nor the Company maintained any restricted stock, stock options or other long-term incentive plans.
(5) Includes the dollar value of premiums, if any, paid by the Association with respect to term life insurance (other than group term insurance coverage under a plan available to substantially all salaried employees) for the benefit of the Named Executive Officer and the value of shares of Common Stock allocated to these Executives as of December 31, 1996 under the ESOP on a value per share of $13.50, which was the closing sales price for Common Stock on The Nasdaq Stock Market National Market System on December 31, 1996.

EMPLOYMENT AGREEMENTS

         Effective upon the Conversion, the Company and the Association have authorized the execution of Employment Agreements with each of Messrs. Perucco, Dolan and Moran (the "Senior Executives"). These Employment Agreements establish the respective duties and compensation of the Senior Executives and are intended to ensure that the Association and the Company will be able to maintain a stable and competent management base after the Conversion. The continued success of the Association and the Company depends to a significant degree on the skills and competence of the Senior Executives.

         The Employment Agreements provide for a three-year term for Mr. Perucco and two-year terms for Messrs. Dolan and Moran. The Association's Employment Agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may, with the Senior Executive's concurrence, extend its Employment Agreements for an additional year, so that the remaining terms shall be three years, after conducting a performance evaluation of the Senior Executive. The Company's Employment Agreements provide for automatic daily extensions such that the remaining terms of the Employment Agreements shall be three years unless written notice of non-renewal is given by the Board of Directors or the Senior Executive. The Employment Agreements provide that the Senior Executive's base salary will be reviewed annually. It is anticipated that this review will be performed by non-employee members of the Board, and the Senior Executive's base salary may be increased on the basis of his job performance and the overall performance of the Association. The base salaries for Messrs. Perucco, Dolan and Moran as of January 1, 1996 were $214,655, $134,753 and $109,242, respectively. In addition to the base salary, the Employment Agreements provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as a company car and fees for club and organization memberships deemed appropriate by the Association or Company and the Senior Executive. The Employment Agreements provide for termination by the Association or the Company at any time for cause as defined in the Employment Agreements.

         In the event of the termination of the Senior Executives' due to death or disability, or in the event the Association or the Company chooses to terminate the Senior Executive's employment for reasons other than for cause, or in the event of the Senior Executive's resignation from the Association and the Company for certain reasons specified in the Employment Agreements, the Senior Executive or, in the event of death, his beneficiary would be entitled to a lump sum cash payment in an amount equal to the present value of the remaining base salary and bonus payments due to the Senior Executive and the additional contributions or benefits that would have been earned under any employee benefit plans of the Association or the Company during the remaining terms of the Employment Agreements and payments that would have been made under any incentive compensation plan during the remaining terms of the Employment Agreements. The Association and the Company would also continue the Senior Executive's life, health and disability insurance coverage for the remaining terms of the Employment Agreements. Reasons specified as grounds for resignation for purposes of the Employment Agreements are: failure to elect or re-elect the Senior Executive to his offices; failure to vest in him the functions, duties or authority associated with such offices; any material breach of contract by the Association or the Company which is not cured within 30 days after written notice thereof; and, following a Change of Control (as defined in the Employment Agreements), include demotion, loss of title, office or significant authority or responsibility, any reduction in any element of compensation or benefits, any adverse change on location of the principal place of employment or working conditions or resignation for any other reason. In general, for purposes of the Employment Agreements and the plans maintained by the Company or the Association, a "change of control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 25% or more of any class of equity security of the Company or the Association, upon stockholder approval of a merger or consolidation or a change of the majority of the Board of Directors of the Company or the Association, or liquidation or sale of substantially all the assets of the Company or the Association.

         Payments to the Senior Executives under the Association's Employment Agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Association. Payment under the Company's Employment Agreements would be made by the Company. To the extent that payments under the Company's Employment Agreements and the Association's Employment Agreements are duplicative, payments due under the Company's Employment Agreements would be offset by amounts actually paid by the Association. Senior Executives would be entitled to reimbursement of certain costs incurred in interpreting or enforcing the Employment Agreements.

         Cash and benefits paid to a Senior Executive under the Employment Agreements together with payments under other benefit plans following a "change of control" of the Association or the Company may constitute an "excess parachute" payment under Section 280G of the Code, resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company and the Association. The Company's Employment Agreements include a provision indemnifying each Senior Executive on an after-tax basis for any "golden parachute" excise taxes.

EMPLOYEE RETENTION AGREEMENTS

         The Association and the Company have authorized execution of Employee Retention Agreements with the following four executive officers: Mr. Towe, Mr. Bandemer, Ms. Schroeder and Ms. Lenart ("Contract Employee" or "Contract Employees"). The purpose of the Retention Agreements is to secure the Contract Employees' continued availability and attention to the Association's affairs, relieved of distractions arising from the possibility of a corporate change of control. The Retention Agreements do not impose an immediate obligation on the Association to continue the Contract Employees' employment but provide for a period of assured employment ("Assurance Period") following a change of control of the Association or Company. The Retention Agreements provide for an initial Assurance Period of one year commencing on the date of a change of control, subject to extension.

         If, upon a change of control, or within 12 months of, and in connection with, a change of control, a Contract Employee is discharged without "cause" (as defined in the Retention Agreements) or he voluntarily resigns within one year following a material adverse change in his position, duties, salary or due to a material breach of the Agreement by the Association or Company, the Contract Employee (or, in the event of his death, his estate) would be entitled to a lump sum cash payment equal to the present value of the remaining base salary and bonus payments due during the Assurance Period plus any additional contributions and benefits that the Contract Employee would have earned under the Association or Company's employee benefit plans during the Assurance Period. Each Contract Employee's life, health, and disability coverage would also be continued during the Assurance Period. The total amount of termination benefits payable to each Contract Employee under the Retention Agreements is limited to three times the Contract Employee's average total compensation for the prior five calendar years, and is subject to further reduction if necessary to avoid the characterization of such payments as excess parachute payments for purposes 280G of the Code. Payments to the Contract Employees under their respective Retention Agreements will be guaranteed by the Company to the extent that the required payments are not made by the Association.

BENEFITS

         PENSION PLAN. During 1996, the Association maintained a non-contributory, tax-qualified defined benefit pension plan (the "Pension Plan") for eligible employees. All employees, except leased employees, who had attained age 21 and completed one year of service were eligible to participate in the Pension Plan. The Pension Plan provided for a benefit for each participant, including executive officers named in the Summary Compensation Table above. The benefit is equal to the sum of (a) a participant's accrued benefit as of March 31, 1989 adjusted for final average compensation determined after March 31, 1989, plus (2) 1.9% times final average compensation multiplied by benefit service earned after March 31, 1989, plus (3) 0.5936% times final average compensation in excess of covered compensation multiplied by benefit service after March 31, 1989. Benefit service after March 31, 1989 was limited to a maximum of 25 years and all benefit service is limited to a maximum of 35 years. Final average compensation was one-twelfth of the highest average of a participant's compensation during five (5) consecutive calendar years of employment out the last ten (10) calendar years of employment. The Pension Plan is funded by the Association on an actuarial basis and all assets are held in trust by the Pension Plan trustee.

         The Association terminated this Pension Plan during 1996, with the effect that all accrued benefits of all affected employees became 100% vested and no additional benefit may be accrued. Provision has been made for the settlement of all of the Pension Plan's benefit liabilities through the purchase of insurance company annuities or the payment of lump sum settlements.

         The following table illustrates the annual benefit payable upon normal retirement at age 65 in the normal form of benefit under the Pension Plan (a 10-year certain and life annuity) at various levels of compensation and years of service under the Pension Plan.


                                                      YEARS OF SERVICE AT RETIREMENT
                                -----------------------------------------------------------------------------------------
REMUNERATION
                                       15               20                25                 30                 35
                                ---------------- ----------------  -----------------  ----------------- -----------------

$  125,000                      $     54,940     $     62,155      $     66,514       $     69,329      $     71,285
   150,000(1)                         66,788           75,726            81,119             84,623            87,072
   175,000(1)                         66,788           75,726            81,119             84,623            87,072
   200,000(1)                         66,788           75,726            81,119             84,623            87,072
   225,000(1)                         66,788           75,726            81,119             84,623            87,072
   250,000(1)                         66,788           75,726            81,119             84,623            87,072

- --------------------------------------------

(1) For the Pension Plan year ending March 31, 1996, the compensation for calculating benefits could not exceed $150,000 (as adjusted for subsequent years pursuant to Code provisions). No supplemental plan was in effect.


         The following table sets forth the years of credited service and the Average Annual Earnings (as defined above) determined as of the Pension Plan year ended as of March 31, 1996, for each of the individuals named in the Summary Compensation Table. The Average Annual Earnings includes the salary and bonus columns of the Summary Compensation Table.


                                 YEARS OF CREDITED SERVICE
                                 -------------------------
                            YEARS                 MONTHS       AVERAGE ANNUAL EARNINGS
                            -----                 ------       -----------------------
Mr. Perucco                   33                    6                $150,000
Mr. Dolan                     25                    0                 128,000
Mr. Moran                     25                    0                 105,000

         EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. The Company has established, and the Association and the Company have adopted for the benefit of eligible employees, an ESOP and related trust. Substantially all employees of the Association or the Company who have attained age 21 and have completed one year of service may be eligible to become participants in the ESOP. The ESOP purchased eight percent (8%) of the Common Stock issued in the Conversion with funds borrowed from the Company. Although contributions to the ESOP will be discretionary, the Company or the Association intends to make annual contributions to the ESOP in an aggregate amount at least equal to the principal and interest requirement on the debt. This loan is for a term of 10 years, bears interest at the rate of 8% per annum and calls for level annual payments of principal and interest designed to amortize the loan over its term. The loan also permits optional pre-payment. The Company and the Association may make additional annual contributions to the ESOP to the maximum extent deductible for federal income purposes.

         Shares purchased by the ESOP have been pledged as collateral for the loan, and will be held in a suspense account until released for allocation among participants in the ESOP as the loan is repaid. The pledged shares will be released annually from the suspense account in an amount proportional to the repayment of the ESOP loan for each plan year. The released shares will be allocated among the accounts of participants on the basis of the participant's compensation for the year of allocation. Effective, as of August 1, 1997, 14,019 shares of Common Stock held by the ESOP Trust have been released from the suspense account and allocated to eligible ESOP participants. Benefits generally become vested at the rate of 10% per year for the first two years of service and 20% per year for the next three years, with 100% vesting after five years of service. Participants also become immediately vested upon termination of employment due to death, retirement at age 65 or older, permanent disability or upon the occurrence of a change of control. Forfeitures will be reallocated among remaining participating employees, in the same proportion as contributions. Vested benefits may be paid in a single sum or installment payments and are payable upon death, retirement at age 65 or older, disability or separation from service.

         In connection with the establishment of the ESOP, the ESOP Committee, a committee of the Company's Board of Directors, was appointed to administer the ESOP. Harris Bank Barrington, N.A. has been appointed as the ESOP Trustee. The ESOP Committee may instruct the trustee regarding investment of funds contributed to the ESOP and the voting of shares held in the ESOP Trust. The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         OPTION PLAN AND RRP. The Option Plan and the RRP were adopted by the Board of Directors of the Company and approved by the stockholders of the Company at the 1997 Annual Meeting. The purpose of these Plans is to promote the growth of the Company, the Association and other affiliates of the Company by linking the incentive compensation of officers, key executives and directors with the profitability of the Company. Options are granted to eligible officers and executives in such amounts and on such terms as may be determined by the Committee appointed to administer the Option Plan, in its discretion. Options are awarded to eligible directors of the Company and the Association in accordance with the terms of the Option Plan. Restricted stock awards are awarded under the RRP on a discretionary basis to eligible officers and executives and are awarded to directors pursuant to the terms of the RRP. Option grants and restricted stock awards generally vest at the rate of 20% per year over a five-year period, with accelerated vesting to occur upon the grantee's death or disability. Under proposed amendments to the Option Plan and RRP, vesting will also be accelerated upon the "retirement" of an option holder or award recipient or upon the "change in control" of the Company, as such terms are defined in the Plans.

         For complete descriptions of the Option Plan and the RRP and the proposed amendments to these Plans, see "Proposal 1" and "Proposal 2."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of Messrs. Hines, Graening, Laird, O'Connor, Rakow and Scheflow. Mr. Rakow, a director of the Company, is also the President of IHC Group, Inc., a general construction firm which performed site utility work on the construction of the Association's South Elgin branch during the 1996 fiscal year. Upon completion of this work, the Association paid a total of $74,430 in fees to IHC Group, Inc. Mr. Scheflow, a director of the Company, is also a partner in the law firm of Scheflow, Rydell, Travis & Scheflow. During the 1996 fiscal year, this law firm provided legal representation to the Association on corporate matters and in foreclosure proceedings. The Association paid Scheflow, Rydell, Travis & Scheflow a total of $35,190 for legal work performed during the 1996 fiscal year. There are no other interlocks, as defined under the rules and regulations of the SEC, between members of the Compensation Committee or executive officers of the Company and corporations with respect to which such persons are affiliated, or otherwise.


        -----------------------------------------------------------------

                                   PROPOSAL 1

                          APPROVAL OF AMENDMENTS TO THE
                           HOME BANCORP OF ELGIN, INC.
                             1997 STOCK OPTION PLAN
        -----------------------------------------------------------------


GENERAL PLAN INFORMATION

         The Company adopted the Home Bancorp of Elgin, Inc. 1997 Stock Option Plan (the "Option Plan") on January 16, 1997, subject to approval by its stockholders, and the stockholders approved the Option Plan on April 17, 1997 (the "Effective Date"). The Option Plan provides for the grant of options to purchase Common Stock of the Company ("Options") to certain officers, employees and directors of the Company, the Association or any affiliate approved by the Board of Directors. The Option Plan is not subject to ERISA and is not a tax-qualified plan under the Code. Pursuant to regulations of the Office of the Thrift Supervision (the "OTS") applicable to stock option plans established or implemented within one year following the completion of a mutual-to-stock conversion, the Option Plan contains certain restrictions and limitations, including among others: provisions requiring the vesting of options granted to occur no more rapidly than ratably over a five year period; and the resultant prohibition against accelerated vesting of option grants upon retirement of the optionee or the occurrence of a "change in control" (as defined in the Option
Plan) of the Company. In addition, OTS ruling positions may restrict the Company's ability to provide for, and implement, anti-dilutive provisions in the Option Plan that would apply in the event that an extraordinary dividend, including a non-taxable return of capital, is to be paid to stockholders.

         OTS ruling positions permit the elimination of the provisions of the Option Plan which reflect the restrictions and limitations described above, provided that stockholder approval therefor is obtained more than one year following the completion of the mutual-to-stock conversion. The Board of Directors has adopted amendments to the Option Plan, subject to approval by stockholders of the Company, for the purpose of eliminating such restrictions and limitations (these changes to the Option Plan are collectively referred to herein as the "Amendments"). The Amendments do not increase the number of shares reserved for issuance under the Option Plan, decrease the price per share at which Options may be granted under the Option Plan or alter the classes of individuals eligible to participate in the Option Plan. In the event that the Amendments are not approved by stockholders at the Special Meeting, the Amendments will not take effect, but the Option Plan will remain in effect. The principal provisions of the Option Plan, as it would be amended by the Amendments, are summarized below. The full text of the Amendments is set forth as Appendix A to this Proxy Statement, to which reference is made, and the summary of the Amendments provided below is qualified in its entirety by such reference.

PURPOSE OF THE OPTION PLAN

         The purpose of the Option Plan is to promote the growth and profitability of the Company and the Association, to provide certain key officers, employees and directors of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company.

DESCRIPTION OF THE OPTION PLAN

         ADMINISTRATION. The members of the Compensation Committee who are "disinterested directors" (the "Option Committee") administer the Option Plan and determine, within the limitations of the Option Plan, the officers and employees to whom Options will be granted, the number of shares subject to each Option, the terms of such Options (including provisions regarding exercisability and acceleration of exercisability) and the procedures by which the Options may be exercised. Options granted to non-employee or "outside" directors under the Option Plan are by automatic formula grant, and the Option Committee has no discretion over the material terms of such grants. Subject to certain specific limitations and restrictions set forth in the Option Plan, the Option Committee has full and final authority to interpret the Option Plan, to prescribe, amend and rescind rules and regulations, if any, relating to the Option Plan and to make all determinations necessary or advisable for the administration of the Option Plan. The costs and expenses of administering the Option Plan are borne by the Company.

         STOCK SUBJECT TO THE OPTION PLAN. The Company has reserved 700,925 shares of Common Stock ("Option Shares") for issuance upon the exercise of Options. These Option Shares may be authorized and unissued shares or shares previously issued and reacquired by the Company. Any Option Shares subject to grants under the Option Plan which expire or are terminated, forfeited or cancelled without having been exercised or vested in full, shall again be available for purposes of the Option Plan. As of August 15, 1997, the aggregate fair market value of the Option Shares reserved for issuance was $12,266,188, based on the closing sales price per share of Common Stock of $17.50 on The Nasdaq Stock Market on such Record Date.

         ELIGIBILITY. Any employee of the Company, the Association or any affiliate approved by the Board who is selected by the Option Committee is eligible to participate in the Option Plan as an "Eligible Individual." As of the Record Date, there were 7 Eligible Individuals. Members of the Board or of the Board of Directors of the Association or any affiliate approved by the Board who are not employees or officers of the Company or the Association or any affiliate are eligible to participate as an "Eligible Director." As of the Record Date, there were 6 Eligible Directors.

         TERMS AND CONDITIONS OF OPTIONS GRANTED TO OFFICERS AND EMPLOYEES. The Option Plan provides for the grant of options which qualify for favorable federal income tax treatment as "incentive stock options" ("ISOs") and non-qualified stock options which do not so qualify ("NQSOs"). ISOs are subject to certain restrictions under the Code. A maximum of 490,647 shares may be issued to all officers and employees in the aggregate, and a maximum of 175,236 shares may be issued to any officer or employee individually, upon exercise of Options. See, "New Plan Benefits - Home Bancorp of Elgin, Inc. Stock Benefit Plans" for information on Options granted under this Plan. Unless otherwise designated by the Option Committee, Options granted under the Option Plan will be NQSOs, will be exercisable at a price per share equal to the fair market value of a share of Common Stock on the date of the Option grant and will be exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the option holder's termination of employment for reasons other than death, disability or retirement or discharge for cause, one year after termination of employment due to death, disability or retirement, or immediately upon termination for cause).

In no event may an Option be granted with an exercise price per share that is less than fair market value of a share of Common Stock when the Option is granted. An option holder's right to exercise Options is suspended during any period when the option holder is the subject of a pending proceeding to terminate his or her employment for cause. If the Option expires during such suspension, the Company will, upon the employee's reinstatement, pay damages equal to the value of the expired Options less the exercise price.

         Upon the exercise of an Option, the Exercise Price must be paid in full. Payment may be made in cash or in such other consideration as the Option Committee deems appropriate, including, but not limited to, Common Stock already owned by the option holder or Option Shares to be acquired by the option holder upon exercise of the Option. Options may be transferred prior to exercise only to certain family members, certain non-profit organizations, and upon the death of the option holder.

         Currently, the Option Plan requires that Options granted to Eligible Individuals become exercisable no more rapidly than ratably over a five year period (with acceleration only upon death or disability) and would prohibit the accelerated vesting of Options upon retirement or a "change in control" (as such terms are defined in the Option Plan). As permitted by OTS ruling positions, the Amendments would eliminate these requirements, both with respect to outstanding Options and any Options that may be granted in the future. Pursuant to the Option Plan, as amended by the Amendments, upon a "change in control" or retirement of an Eligible Individual, all Options granted to such Individual that are outstanding as of the date of such Individual's retirement or a "change in control" will automatically become fully vested and exercisable. The amended Option Plan also permits the Committee to establish a vesting schedule that is either more or less favorable than the five year vesting schedule to be applicable to an Option granted to an Eligible Individual under the Option Plan.

         TERMS AND CONDITIONS OF OPTIONS GRANTED TO OUTSIDE DIRECTORS. On the Option Plan's Effective Date, each person who was an Eligible Director on such date was granted a NQSO to purchase 35,046 Option Shares. See, "New Plan Benefits - Home Bancorp of Elgin, Inc. Stock Benefit Plans" for more information on these grants. These Options were granted to Eligible Directors with an Exercise Price of $14.8125, which was equal to the fair market value of a share of Common Stock on the date of grant. These Options also have an Exercise Period commencing on the date of the grant and expiring on the earliest of (i) the date the Eligible Director ceases to be an Eligible Director due to a removal for cause (in accordance with the bylaws of the Association or the Company or other affiliate, as applicable) and (ii) the last day of the ten-year period commencing on the date the Option was granted. Each Option granted to an Eligible Director will become exercisable with respect to 20% of the Option Shares as to which his outstanding Option has been granted commencing effective April 17, 1998 and continuing at a rate of 20% on each anniversary date occurring thereafter. All Option Shares not previously purchased or available for purchase will become available for purchase on the date of the option holder's death or disability as defined in the Option Plan. A maximum of 210,276 shares may be issued to all Eligible Directors in the aggregate upon exercise of Options.

         The Options granted to directors under the Option Plan are NQSOs. Upon the exercise of an Option, the Exercise Price is required to be paid in full. Payment may be made in cash or in such other consideration as the Option Committee deems appropriate, including, but not limited to, Common Stock already owned by the option holder or Option Shares to be acquired by the option holder upon exercise of the Option.

         Currently, the Option Plan requires that Options granted to Eligible Directors become exercisable no more rapidly than ratably over a five year period (with accelerated vesting triggered only upon a Director's death or disability) and would prohibit the accelerated vesting of Options upon retirement or a "change in control" (as such terms are defined in the Option
Plan). As permitted by OTS ruling positions, the Amendments would eliminate these requirements, both with respect to outstanding Options and any Options that may be granted in future. Pursuant to the Option Plan, as amended by the Amendments, upon a "change in control" or retirement of an Eligible Director, all Options granted to such Director that are outstanding as of the date of such Director's retirement or a "change in control" will automatically become fully vested and exercisable.

         MERGERS AND REORGANIZATIONS; ADJUSTMENTS FOR EXTRAORDINARY DIVIDENDS. The number of shares available under the Option Plan and the outstanding options will be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, outstanding Options may be canceled upon 30 days' written notice to the option holder so long as the option holder receives payment determined by the Board to be the equivalent value of the canceled Options. Pursuant to the Option Plan, as amended by the Amendments, the Company will make a cash payment to option holders or will adjust the exercise price of outstanding Options to equitably reflect any extraordinary non-stock dividend that may be paid which results in a non-taxable return of capital. No representation is made that any such dividend will be declared or paid.

TERMINATION OR AMENDMENT OF THE OPTION PLAN

         Unless sooner terminated, the Option Plan will terminate automatically on the day preceding the tenth anniversary of the Option Plan's Effective Date. The Board may suspend or terminate the Option Plan in whole or in part at any time prior to the tenth anniversary of the Option Plan's Effective Date by giving written notice of such suspension or termination to the Option Committee. In the event of any suspension or termination of the Option Plan, all Options theretofore granted under the Option Plan that are outstanding on the date of such suspension or termination of the Option Plan will remain outstanding under the terms of the agreements granting such Options.

         The Board may amend or revise the Option Plan in whole or in part at any time, but if the amendment or revision amends a material term of the Option Plan, such amendment or revision will be subject to approval by the stockholders of the Company to the extent required to comply with Section 162(m) of the Code.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended only as a summary and does not purport to be a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of ISOs and NQSOs that may be granted under the Option Plan. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the discussion contained herein.

         There are no federal income tax consequences for the Company or the option holder at the time an ISO is granted or upon the exercise of an ISO. If there is no sale or other disposition of the shares acquired upon the exercise of an ISO within two years after the date the ISO was granted, or within one year after the exercise of the ISO, then at no time will any amount be deductible by the Company with respect to the ISO. If the option holder exercises an ISO and sells or otherwise disposes of the shares so acquired after satisfying the foregoing holding period requirements, then he will realize a capital gain or loss on the sale or disposition. If the option holder exercises his ISO and sells or disposes of his shares prior to satisfying the foregoing holding period requirements, then an amount equal to the difference between the amount realized upon the sale or other disposition of such shares and the price paid for such shares upon the exercise of the ISO will be includible in the ordinary income of such person, and such amount will ordinarily be deductible by the Company at the time it is includible in such person's income.

         With respect to the grant of NQSOs, there are no federal income tax consequences for the Company or the option holder at the date of the grant. Upon the exercise of a NQSO, an amount equal to the difference between the fair market value of the shares to be purchased on the date of exercise and the aggregate purchase price of such shares is generally includible in the ordinary income of the person exercising such NQSO, although such inclusion may be at a later date in the case of an option holder whose disposition of such shares could result in liability under Section 16(b) of the Exchange Act. The Company will ordinarily be entitled to a deduction for federal income tax purposes at the time the option holder is taxed on the exercise of the NQSO equal to the amount which the option holder is required to include as ordinary income.
Section 162(m) of the

Code limits the Company's deductions of compensation in excess of $1,000,000 per year for the chief executive officer and the four other most highly paid executives named in its proxy statement, but provides for certain exceptions for performance based compensation. The Company intends the Option Plan to comply with the requirements for an exception to Section 162(m) applicable to stock option plans so that the Company's deduction for compensation related to the exercise of stock options would not be subject to the $1,000,000 limitation. No executive of the Company currently receives compensation that would be rendered nondeductible by this limitation.

         The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Options that may be granted under the Option Plan. State and local tax consequences may also be significant.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE HOME BANCORP OF ELGIN, INC.
1997 STOCK OPTION PLAN.


        -----------------------------------------------------------------

                                   PROPOSAL 2

                          APPROVAL OF AMENDMENTS TO THE
                           HOME BANCORP OF ELGIN, INC.
                       1997 RECOGNITION AND RETENTION PLAN
        -----------------------------------------------------------------


GENERAL PLAN INFORMATION

         The Company adopted the Home Bancorp of Elgin, Inc. 1997 Recognition and Retention Plan (the "RRP") on January 16, 1997, subject to the approval by stockholders of the Company, and the stockholders approved the RRP on April 17, 1997 (the "Effective Date"). The RRP provides for restricted stock awards ("Awards") to be made to certain officers, employees and directors of the Company, the Association or any affiliate approved by the Board. The RRP is not subject to ERISA and is not a tax-qualified plan under the Code. Pursuant to regulations of the OTS applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion, the RRP contains certain restrictions and limitations, including among others: provisions requiring the vesting of restricted stock awards to occur no more rapidly than ratably over a five year period; the resultant prohibition against accelerated vesting of restricted stock awards upon retirement or the occurrence of a "change in control" (as defined in the RRP) of the Company; and a prohibition against the distribution of cash dividends to a participant prior to the vesting of the underlying stock award.

         OTS ruling positions permit the elimination of the provisions of the RRP which reflect the restrictions and limitations described above, provided that stockholder approval therefor is obtained more than one year following the completion of the mutual-to-stock conversion. The Board of Directors has adopted amendments to the RRP, subject to approval by stockholders of the Company, for the purpose of eliminating such restrictions and limitations (these changes to the RRP are collectively referred herein as the "Amendments"). The Amendments do not increase the number of shares available for distribution under the RRP, change the RRP's eligibility requirements, or alter the types of restricted stock awards that may be made to participants in the RRP. In the event that the Amendments are not approved by stockholders at the Special Meeting, they will not take effect, but the RRP will remain in effect. The principal provisions of the RRP, as it would be amended by the Amendments, are summarized below. The full text of the Amendments is set forth as Appendix B to this

Proxy Statement, to which reference is made, and the summary of the Amendments provided below is qualified in its entirety by such reference.

PURPOSE OF THE RRP

         The purpose of the RRP is to promote the growth and profitability of the Company and the Association, to provide certain key officers, employees and directors of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company.

DESCRIPTION OF THE RRP

         ADMINISTRATION. The members of the Compensation Committee who are "disinterested directors" (the "RRP Committee") administer the RRP and determine, within the limitations of the RRP, the officers and employees to whom Awards will be granted, the number of shares subject to each Award and the terms of such Awards (including provisions regarding vesting and acceleration of vesting). Awards to outside directors will be determined by automatic formula grant and the RRP Committee has no discretion over the material terms of such grants. Subject to certain specific limitations and restrictions set forth in the RRP, the RRP Committee has full and final authority to interpret the RRP, to prescribe, amend and rescind rules and regulations, if any, relating to the RRP and to make all determinations necessary or advisable for the administration of the RRP. The costs and expenses of administering the RRP are borne by the Company and are not charged to any grant of an Award nor to any participating director, officer or employee.

         STOCK SUBJECT TO THE RRP. The Company has established a trust ("Trust") and will contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by participants will be permitted. The trustee will invest the assets of the Trust in Common Stock and in such investments including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in such proportions as shall be determined by the RRP Committee. In no event shall the assets of the Trust be used to purchase more than 280,370 shares of Common Stock the maximum number of shares of Commons Stock that may be subject to Awards under the RRP. As of August 15, 1997, the aggregate fair market value of the Common Stock purchased by the Trust for the RRP was $4,906,475, based on the closing sales price per share of $17.50 on The Nasdaq Stock Market on such Record Date. The Trust purchased these shares of Common Stock on the open market.

         ELIGIBILITY. Any employee of the Company, the Association or any affiliate approved by the Board who is selected by the RRP Committee is eligible to participate in the RRP as an "Eligible Individual." As of the Record Date, there were 7 Eligible Individuals. Members of the Board or of the Board of Directors of the Association or any affiliate approved by the Board who are not employees or officers of the Company, the Association or such affiliate are eligible to participate as an "Eligible Director." As of the Record Date, there were 6 Eligible Directors.

         AWARDS TO OFFICERS, EMPLOYEES AND OUTSIDE DIRECTORS. On the RRP's Effective Date, the RRP Committee granted Awards of restricted stock to Eligible Individuals, subject to the Plan's maximum of 70,092 shares for any one individual. The amount of the Awards granted to Eligible Individuals under the RRP are shown in the table entitled "New Plan Benefits" at the end of this Section. In addition, on the RRP Effective Date, each Eligible Director received an Award of 14,018 shares of Common Stock. These awards are also indicated in the table entitled "New Plan Benefits."

         TERMS AND CONDITIONS OF AWARDS. Stock subject to Awards is held in trust pursuant to the RRP until vested. An individual to whom an Award is granted is entitled to exercise voting rights and receive cash dividends with respect to stock subject to Awards granted to him whether or not vested. The RRP Committee will exercise voting rights with respect to shares in the Trust that have not been allocated to reflect the voting directions of shares granted under the RRP. Each individual to whom an Award is granted is entitled to direct the manner of response to any tender offer, exchange offer or other offer made to stockholders with respect to stock subject to Awards granted to such person whether or not vested. If no direction is given, the shares will not be tendered or exchanged. For shares that are not allocated in connection with an Award, the RRP Committee will direct the Trustee to respond to reflect the responses given with respect to shares allocated in connection with Awards.

         The shares covered by an Award will become vested in accordance with the terms of the Award and as soon as practicable following such vesting, the Trustee will transfer the shares to the recipient. Currently, the shares covered by an Award will vest according to a vesting schedule established by the RRP Committee, but in no event at a rate more rapid than 20% commencing on May 1st following each of the first five anniversary dates of April 17, 1997 unless consistent with prevailing OTS regulations; however, any shares covered by the Award will become 100% vested as of the date of the recipient's death or disability. The RRP Committee may prescribe a different vesting schedule for Eligible Individuals, subject to regulatory restrictions described below. If an individual covered by an Award terminates employment or ceases to be a director for reasons other than death or disability, the individual forfeits all rights to his unvested shares remaining in the RRP trust. Individuals may designate a beneficiary to receive distributions on account of death. In addition, the RRP currently provides for dividends declared and paid with respect to shares subject to an outstanding Award to be retained in the RRP Trust until the shares underlying the Award have vested.

         As permitted by OTS ruling positions, these restrictions on vesting and distribution of dividends may be removed through stockholder approval of the Amendments. Accordingly, pursuant to the RRP, as amended by the Amendments, all shares covered by an outstanding Award will become 100% vested upon the death, disability or retirement of an Award recipient or a "change in control" of the Company. The amended RRP also permits the Committee to establish a vesting schedule that is either more or less favorable than the five year vesting schedule to be applicable to an Award made to an Eligible Individual (but not an Eligible Director) under the Option Plan. In addition, pursuant to the RRP, as amended, the Committee may distribute cash payments representing dividends declared and paid on shares, whether or not vested, covered by an Award held by a recipient under the RRP. The changes apply both to Awards currently outstanding and those that may be made in the future.

         MERGERS AND REORGANIZATIONS. The number of shares available under the RRP and the Awards will be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, the Trustee will hold any money, stock, securities or other property received in the trust fund, and adjusting any award by allocating such money, stock, securities or other property to the Eligible Director or Eligible Individual.

TERMINATION OR AMENDMENT OF THE RRP

         The Board may suspend or terminate the RRP in whole or in part at any time by giving written notice of such suspension or termination to the RRP Committee, but the RRP may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the RRP, the Trustee shall make distributions from the Trust in such amounts and to such persons as the RRP Committee may direct and shall return the remaining assets of the Trust, if any, to the Company.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended only as a summary and does not purport to be a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of Awards that may be granted under the RRP. Any descriptions of the provisions of any law, regulation or policy contained herein are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the discussion contained herein. The RRP does not constitute a qualified plan under section 401(a) of the Code.

         The award of Common Stock under the RRP does not result in federal income tax consequences to either the Company or the award recipient. Upon the vesting of an award and the distribution of the vested shares, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occur, an amount equal to the fair market value of the shares on the vesting date, and the Company will generally be allowed to claim a deduction, for compensation expense, in a like amount. To the extent that dividends are paid with respect to unvested shares held under the RRP and distributed to the award recipient, such dividend amounts will likewise be includible in the ordinary income of the recipient and allowable as a deduction, for compensation expense, to the Company. Section 162(m) of the Code limits the Company's deductions of compensation in excess of $1,000,000 per year for the chief executive officer and the four other most highly paid executives named in its proxy statement. No executive of the Company currently receives compensation that would be rendered nondeductible by this limitation. Compensation amounts resulting from the award and vesting of shares will be subject to this deduction limitation, if such amount when added to other includible compensation exceeds $1,000,000. Dividends declared and paid with respect to vested shares, as well as any gain or loss realized upon an award recipient's disposition of the shares, will be treated as dividend income and capital gain or loss, respectively, in the same manner as for other stockholders.

         The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Awards that may be granted under the RRP. State and local tax consequences may also be significant.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE HOME BANCORP OF ELGIN, INC.
1997 RECOGNITION AND RETENTION PLAN.

                                NEW PLAN BENEFITS
                 HOME BANCORP OF ELGIN, INC. STOCK BENEFIT PLANS
                 -----------------------------------------------

         The following table sets forth the Options and Awards granted under the Home Bancorp of Elgin, Inc. Option Plan and RRP to the individuals and groups indicated below on each Plan's Effective Date. Stockholder approval of the Amendments to these Plans, described in more detail above, primarily affects the vesting of the Options and Awards granted under these Plans. The number of Options and Awards which have been, and may be, granted under these Plans will be unaffected by the Amendments to these Plans.


====================================================  ============================= ===================================
                                                               Option Plan                          RRP
                                                      ----------------------------- -----------------------------------
                    Name/Position                            #          $ Value            #              $ Value
====================================================  ============================= ===================================
George L. Perucco, President &                            175,231         -(1)          70,092         $1,038,238(3)
Chief Executive Officer
- ----------------------------------------------------  ----------------------------- -----------------------------------
Lyle N. Dolan, Executive Vice President &                 105,138         -(1)          42,055         $  622,940(3)
Treasurer
- ----------------------------------------------------  ----------------------------- -----------------------------------
Kenneth L. Moran, Senior Vice President                    70,092         -(1)          28,037         $  415,299(3)
- ----------------------------------------------------  ----------------------------- -----------------------------------
Executive Group                                           140,184         -(1)          56,072         $  830,567(3)
- ----------------------------------------------------  ----------------------------- -----------------------------------
Non-Executive Director Group                              210,276         -(2)          84,108         $1,245,850(4)
- ----------------------------------------------------  ----------------------------- -----------------------------------
Non-Executive Employee Group(5)                             N/A           N/A             N/A               N/A
====================================================  ============================= =============== ===================

- --------------------------------------------

(1) The Exercise Price of the Options granted to Messrs. Perucco, Dolan and Moran and the other executive officers indicated in the above Table was $14.8125 per share, which was the fair market value of a share of Common Stock on April 17, 1997, the date these grants were made. The dollar value of an Option on the grant date was $0, and the future value, if any, will be dependent on the price of a share in the future. The Options granted to Messrs. Perucco, Dolan and Moran (and the other executive officers) will become exercisable in 20% increments on each anniversary of the grant date, with full vesting to occur on the fifth consecutive anniversary of the grant date or upon the earlier death or disability of the Option recipient. If approved by the Company's stockholders, the Amendments to the Option Plan would provide for accelerated vesting to occur upon the "retirement" of the option holder or a "change in control" of the Company, as such terms are defined in the Option Plan.
(2) Each Eligible Director received a NQSO to purchase 35,046 shares of Common Stock at an Exercise Price of $14.8125 per share, the fair market value of a share of Common Stock on April 17, 1997, the date these Options were granted. The dollar value of an Option on the grant date is not determinable, and the future value, if any, will be dependent on the price of a share of Common Stock prevailing from time to time. The NQSO Options granted to each Eligible Director will become exercisable in 20% increments on each anniversary of the grant date, with full vesting to occur on the fifth consecutive anniversary of the grant date or upon the earlier death or disability of the Option recipient. If approved by the Company's stockholders, the Amendments to the Option Plan would provide for accelerated vesting to occur upon the "retirement" of the option holder or a "change in control" of the Company, as such terms are defined in the Option Plan, and the Committee would have the discretion to make other changes in the vesting schedules applicable to Eligible Individuals.
(3) Messrs. Perucco, Dolan and Moran (and the other executive officers indicated in the above Table) each received the Awards shown above under the RRP on April 17, 1997. The dollar value of these Awards has been calculated on the basis of the fair market value of a share of Common Stock on such date, which was $14.8125. Currently, the RRP provides for these Awards to vest in 20% increments, beginning May 1, 1998, with full vesting to occur on the fifth consecutive anniversary of the date of grant or upon the earlier death or disability of the Award recipient. If approved by the Company's stockholders, the Amendments to the RRP would provide for accelerated vesting of these Awards to occur upon the "retirement" of the Award recipient or the date of a "change in control" of the Company, as such terms are defined in the RRP, and the Committee would have the discretion to make other changes in the vesting schedules applicable to Eligible Individuals.
(4) On April 17, 1997, each Eligible Director received an Award of 14,018 shares of Common Stock under the RRP. The dollar value of such Awards, shown in the table above, was calculated on the basis of $14.8125 per share of Common Stock, the fair market value of a share of Common Stock on the date these Awards were granted. Currently, the RRP provides for these Awards to vest in 20% increments, beginning May 1, 1998, with full vesting to occur on the fifth consecutive anniversary of the date of grant or upon the earlier death or disability of the Award recipient. If approved by the Company's stockholders, the Amendments to the RRP would provide for accelerated vesting of these Awards to occur upon the "retirement" of the Award recipient or the date of a "change in control" of the Company, as such terms are defined in the RRP.
(5) As of the date of this Proxy Statement, no other employees have received grants under either the Option Plan or the RRP.

        -----------------------------------------------------------------

                                   PROPOSAL 3

    AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO DIRECT THE
     VOTE OF THE PROXIES UPON SUCH OTHER MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, AND
           ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, WITHOUT
               LIMITATION, A MOTION TO ADJOURN THE SPECIAL MEETING
          -------------------------------------------------------------



         The Board of Directors is not aware of any other business that may properly come before the Special Meeting. The Board seeks the authorization of the stockholders of the Company, in the event matters incident to the conduct of the Special Meeting properly come before the meeting, including, but not limited to, the consideration of whether to adjourn the Special Meeting once called to order, to direct the manner in which those shares represented at the Special Meeting by proxies solicited pursuant to this Proxy Statement shall be voted. As to all such matters, the Board intends that it would direct the voting of such shares in the manner determined by the Board, in its discretion, and in the exercise of its duties and responsibilities, to be in the best interests of the Company and its stockholders, taken as a whole.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN THE SPECIAL MEETING.

                             ADDITIONAL INFORMATION

NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting or to nominate any person for election to the Board of Directors. The stockholder must be a stockholder of record and have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or received by the Secretary not later than the following dates: (i) with respect to an annual meeting of stockholders, sixty (60) days in advance of such meeting if such meeting is to be held on a day which is within thirty (30) days preceding the anniversary of the previous year's annual meeting, or ninety (90) days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting; and (ii) with respect to an annual meeting of stockholders held at a time other than within the time periods set forth in the immediately preceding clause (I), the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to stockholders. Notice shall be deemed to first be given to stockholders when disclosure of such date of the meeting of stockholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A stockholder's notice to the Secretary shall set forth such information as required by the Bylaws of the Company. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card relating to an annual meeting any stockholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received. See "--Date For Submission of Stockholder Proposals."

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

         Any stockholder proposal intended for inclusion in the Company's proxy statement and proxy card relating to the Company's 1998 Annual Meeting of Stockholders must be received by the Company by November 13, 1997, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card for such meeting any stockholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be brought before the stockholders at the Special Meeting. See "Proposal 3 -- Authorization of the Board of Directors, in its Discretion, to Direct the Vote of the Proxies upon such Other Matters Incident to the Conduct of the Special Meeting as may Properly Come Before the Special Meeting, and any Adjournment or Postponement Thereof, Including, Without Limitation, a Motion to Adjourn the Special Meeting."


                                          By Order of the Board of Directors,



                                          /s/ Kathleen A. Schroeder
                                          Kathleen A. Schroeder
                                          VICE PRESIDENT AND SECRETARY

Elgin, Illinois
August 29, 1997


         TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY
CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                                                      APPENDIX A


                           HOME BANCORP OF ELGIN, INC.
                             1997 STOCK OPTION PLAN


                          (ADOPTED ON JANUARY 16, 1997
                         EFFECTIVE AS OF APRIL 17, 1997)


                                   AMENDMENTS
                                   ----------


1. ARTICLE V - Effective as of April 17, 1997, the proviso appearing at the end of section 5.3(b) shall be amended and restated in its entirety to read as follows:

         PROVIDED, HOWEVER, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death, Disability or Retirement or upon the date of a Change in Control.

2. ARTICLE VI - Effective as of April 17, 1997, the proviso appearing at the end of section 6.5(c) shall be amended and restated in its entirety to read as follows:

         PROVIDED, HOWEVER, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death, Disability or Retirement or upon the date of a Change in Control; AND PROVIDED, FURTHER, that the Committee, in its discretion, may establish a different vesting schedule in a particular case or as a matter of policy.

3. ARTICLE VIII - Effective as of April 17, 1997, section 8.3 shall be amended and restated in its entirety to read as follows:

                  SECTION 8.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.

                  (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available pursuant to section 3.1 shall be ad justed to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

                  (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding, whether or not exercisable, may be canceled as of the effective date of such merger, consolidation, business reorganization, liquidation or sale by the Board upon 30 days' written notice to the Option holder.

                  (c) In the event that the Company shall declare and pay any dividend with respect to Shares (other than a dividend payable in Shares) which results in a nontaxable return of capital to the holders of Shares for federal income tax purposes or otherwise than by dividend makes distribution of property to the holders of its Shares, the Company shall, in the discretion of the Committee, either:

                           (i) make an equivalent payment to each Person holding
                  an outstanding Option as of the record date for such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per optioned Share as the dividend or other distribution paid with respect to outstanding Shares; provided, however, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in the Committee's discretion, may make such payment in a cash amount per optioned Share equal in fair market value to the fair market value of the non-cash dividend or distribution; or

                           (ii) adjust the Exercise Price of each outstanding
                  Option in such manner as the Committee may determine to be appropriate to equitably reflect the payment of the dividend; or

                           (iii) take the action described in section 8.3(c)(i)
                  with respect to certain outstanding Options and the action described in section 8.3(c)(ii) with respect to the remaining outstanding Options;

         provided, however, that no such action shall be taken without the approval of the Office of Thrift Supervision until the stockholders of the Company have approved the provisions of this section 8.3(c) by the vote of a majority of outstanding shares of Common Stock represented, in person or by proxy, at a meeting duly called therefor after September 26, 1997, and entitled to vote thereon.

                                                                      APPENDIX B

                           HOME BANCORP OF ELGIN, INC.
                              1997 RECOGNITION AND
                                 RETENTION PLAN

                          (ADOPTED ON JANUARY 16, 1997
                         EFFECTIVE AS OF APRIL 17, 1997)

                                   AMENDMENTS
                                   ----------


1. ARTICLE II - Effective as of April 17, 1997, Article II shall be amended by adding the following new section 2.20 "Retirement" immediately after section
2.19 appearing therein and redesignating all remaining sections of Article II and all cross-references thereto accordingly. Section 2.20 shall read in its entirety as follows:

                           SECTION 2.20 RETIREMENT means retirement at the
                  normal or early retirement date as set forth in any tax-qualified retirement plan of the Association.

2. ARTICLE VI - Effective as of September 27, 1997, the first sentence of section 6.5(a) shall be amended by changing the period at the end thereof to a semi-colon and then adding the following proviso immediately thereafter to read as follows:

                  PROVIDED, HOWEVER, effective as of September 27, 1997, any such dividends or distributions declared and paid shall be promptly distributed to such Eligible Director or Eligible Employee.

3. ARTICLE VI - Effective as of September 27, 1997, the proviso appearing at the end of section 6.8(a)(iii) shall be amended and restated in its entirety to read as follows:

                  PROVIDED, HOWEVER, that such an Award shall become fully vested on the date of the Award holder's death, Disability, or Retirement or upon the date of a Change of Control; AND PROVIDED, FURTHER, that the Committee, in its discretion, may establish a different vesting schedule in a particular case or as a matter or policy.

4. ARTICLE VII - Effective as of September 27, 1997, the second proviso of section 7.1 shall be amended and restated to read as follows:

                  AND PROVIDED, FURTHER, that such an Award shall become 100% vested on the date of the Award holder's death, Disability, or Retirement or upon the date of a Change of Control;

5. ARTICLE VII - Effective as of April 17, 1997, the proviso appearing at the end of section 7.2 shall be amended and restated in its entirety to read as follows:

                  PROVIDED, HOWEVER, that such an Award shall become fully vested on the date of the Award holder's death, Disability, or Retirement or upon the date of a Change of Control; AND PROVIDED, FURTHER, that the Committee, in its discretion, may establish a different vesting schedule in a particular case or as a matter or policy.

HOME BANCORP OF ELGIN, INC.                                      REVOCABLE PROXY



         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
             HOME BANCORP OF ELGIN, INC. FOR THE SPECIAL MEETING OF
                 STOCKHOLDERS TO BE HELD ON SEPTEMBER 29, 1997.

         The undersigned stockholder of Home Bancorp of Elgin, Inc. hereby appoints George L. Perucco, Lyle N. Dolan and Kenneth L. Moran, and each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Home Bancorp of Elgin, Inc. held of record by the undersigned on August 15, 1997, at the Special Meeting of Stockholders (the "Special Meeting") to be held at 2:00 p.m., Central Time, on September 29, 1997, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement. The undersigned hereby revokes all prior proxies.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED IN ITEMS 1, 2 AND 3.

                  PLEASE MARK, SIGN AND DATE THIS PROXY ON THE
                   REVERSE SIDE AND RETURN IT PROMPTLY IN THE
                               ENCLOSED ENVELOPE.

                    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE    Please mark your vote as
                    PROPOSALS IN ITEMS 1, 2 AND 3.                                            indicated in this example.    |X|

                    ----------------------------------------------------------------------
                                                                                              I will attend the
                                                                                              Special Meeting.              |_|


1. Approval of Amendments to the       FOR     AGAINST     ABSTAIN  3. Authorization of the Board of
   Home Bancorp of Elgin, Inc.         |_|       |_|         |_|       Directors, in its discretion, to
   1997 Stock Option Plan.                                             direct the vote of proxies upon
                                                                       such matters incident to the           FOR   AGAINST  ABSTAIN
                                                                       conduct of the Special Meeting as      |_|     |_|      |_|
                                                                       may properly come before the
                                                                       Special Meeting, and any
                                                                       adjournment or postponement
                                                                       thereof, including, without
                                                                       limitation, a motion to adjourn the
                                                                       Special Meeting.
2. Approval of Amendments  to the      FOR     AGAINST     ABSTAIN
   Home Bancorp of Elgin, Inc.         |_|       |_|         |_|
   1997 Recognition and Retention
   Plan.

                                                                    The undersigned hereby acknowledges receipt of the Notice of
                                                                    Special Meeting of Stockholders and the Proxy Statement for the
                                                                    Special Meeting.

                                                                    _______________________________________________________________

                                                                    _______________________________________________________________
                                                                    (Signature(s)

                                                                    Dated:______________________________________________, 1997
                                                                    Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

                                          August 29, 1997



TO       ALL RECOGNITION AND RETENTION PLAN ("RRP") PARTICIPANTS

Re:      SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 29, 1997
         ----------------------------------------------------------------



         As you know, after Home Federal Savings and Loan Association of Elgin ("Association") completed its stock conversion last year, its parent company, Home Bancorp of Elgin, Inc. ("Company"), established a new benefit plan and trust for the benefit of eligible employees of the Company and the Association. This Plan is known as the "Home Bancorp of Elgin, Inc. 1997 Recognition and Retention Plan" or "RRP." Shares of the Company's common stock ("Common Stock") were purchased by the RRP, and are held in trust by its trustee Harris Bank Barrington, N.A. ("Trustee"). The RRP allows its participants to have certain voting rights at the Company's stockholder meetings with respect to shares of Common Stock held by the Trustee.

         In connection with the Special Meeting of Stockholders of Home Bancorp of Elgin, Inc. to be held on September 29, 1997, enclosed are the following documents:

         1.       Confidential Voting Instruction card for the RRP; and
         2. Proxy Statement dated August 29, 1997, including a Notice of Special Meeting of Stockholders.

         As a participant in the RRP, you have the right to direct the Trustee how to vote the shares awarded to you under the RRP as of August 15, 1997, the record date for the Special Meeting ("Record Date"), on the proposals to be voted on by the Company's stockholders.

         Each RRP participant has the right to specify how the RRP Trustee should vote the shares awarded to such participant under the RRP as of the Record Date. In general, the Trustee will vote the shares awarded to you by casting votes FOR, AGAINST or ABSTAIN with respect to each proposal as you specify on the Confidential Voting Instruction card accompanying this letter. The number of shares awarded to you under the RRP are shown on the enclosed Confidential Voting Instruction card.

         The Trustee's fiduciary duties require it to vote any shares for which it receives no voting instructions, as well as any shares not yet awarded under the RRP, in a manner determined to be prudent and solely in the interest of the RRP participants and beneficiaries. With respect to shares of Common Stock not yet awarded under the RRP, the Trustee will, to the extent consistent with its fiduciary duties, vote such shares in a manner calculated to most accurately reflect the instructions received from other participants in the RPP. If you do not direct the Trustee how to vote the shares awarded to you under the RRP, such shares will not be voted.


                                    * * * * *

         Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Trustee. YOU SHOULD THEN SEAL THE COMPLETED CARD IN THE ENCLOSED ENVELOPE AND RETURN IT DIRECTLY TO THE TRUSTEE USING THE POSTAGE-PAID RETURN ENVELOPE PROVIDED. The Confidential Voting Instruction card must be received by the Trustee no later than September 22, 1997.

         PLEASE NOTE THAT THE VOTING INSTRUCTIONS OF INDIVIDUAL PARTICIPANTS ARE TO BE KEPT CONFIDENTIAL BY THE TRUSTEE, WHO HAS BEEN INSTRUCTED NOT TO DISCLOSE THEM TO ANYONE AT THE ASSOCIATION OR THE COMPANY. IF YOU HAVE ANY QUESTIONS REGARDING YOUR VOTING RIGHTS OR THE TERMS OF THE RRP, PLEASE CALL PAT A. LENART AT (847) 742-3800.


                                          Very truly yours,

                                          THE COMPENSATION COMMITTEE OF
                                          HOME BANCORP OF ELGIN, INC.


Enclosures

                           HOME BANCORP OF ELGIN, INC.

                         CONFIDENTIAL VOTING INSTRUCTION

                     SOLICITED BY THE COMPENSATION COMMITTEE
                         OF HOME BANCORP OF ELGIN, INC.
                       FOR THE HOME BANCORP OF ELGIN, INC.
                       1997 RECOGNITION AND RETENTION PLAN


         The undersigned participant of the Home Bancorp of Elgin, Inc. 1997 Recognition and Retention Plan (the "RRP") hereby provides the voting instructions specified to the trustee (the "Trustee") of the RRP trust (the "RRP Trust"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares of common stock of Home Bancorp of Elgin, Inc. that are held by the Trustee, in its capacity as Trustee of the RRP, as of August 15, 1997, at the Special Meeting of Stockholders of Home Bancorp of Elgin, Inc. to be held on September 29, 1997, and at any adjournment or postponement thereof.

         As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated August 29, 1997, the Trustee will vote the common stock of Home Bancorp of Elgin, Inc. held by the RRP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Compensation Committee dated August 29, 1997.



         (CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

         THE BOARD OF DIRECTORS OF HOME BANCORP OF ELGIN, INC. RECOMMENDS A VOTE"FOR" EACH OF THE PROPOSALS IN ITEMS 1, 2, AND 3. IF
YOU DO NOT DIRECT THE TRSUTEE HOW TO VOTE THE SHARES AWARDED TO YOU UNDER THE RRP, SUCH SHARES WILL NOT BE VOTED. THE DIRECTIONS, IF
ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF HOME
BANCORP OF ELGIN, INC. OR HOME FEDERAL SAVINGS AND LOAN ASSOCIATION OF ELGIN.



                                                                                           Please mark your votes like this
                                                                                                         |X|

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                         FOR           AGAINST        ABSTAIN
1. Approval of Amendments to the Home Bancorp of Elgin, Inc. 1997 Stock Option           |_|             |_|            |_|
   Plan.
- ------------------------------------------------------------------------------------------------------------------------------------
2. Approval of Amendments to the Home Bancorp of Elgin, Inc. 1997 Recognition and        |_|             |_|            |_|
   Retention Plan.
- ------------------------------------------------------------------------------------------------------------------------------------
3. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Special Meeting as may properly come before the Special Meeting, and any adjournment or postponement
   thereof, including, without limitation, a motion to adjourn the Special Meeting.      |_|             |_|            |_|
- ------------------------------------------------------------------------------------------------------------------------------------

         All proposals listed above in this Confidential Voting Instruction were proposed by Home Bancorp of Elgin, Inc.

         The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Voting Instruction Letter, a Notice of
Special Meeting of Stockholders of Home Bancorp of Elgin, Inc. and a Proxy Statement dated August 29, 1997 for the Special Meeting.

         PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION
MUST BE RECEIVED NO LATER THAN SEPTEMBER 22, 1997.



                                                                                  DATE______________________________________________


                                                                                  SIGNATURE_________________________________________

                                                                                  Signature of participant, former participant or
                                                                                  designated beneficiary of deceased former
                                                                                  participant. Please sign name exactly as it
                                                                                  appears herein. When signing as attorney,
                                                                                  executor, administrator, trustee or guardian,
                                                                                  please give your full title as such.

                                          August 29, 1997



TO:      ALL EMPLOYEE STOCK OWNERSHIP PLAN ("ESOP") PARTICIPANTS


Re:      SPECIAL  MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 29, 1997
         -----------------------------------------------------------------



         As you know, when Home Federal Savings and Loan Association of Elgin ("Association") completed its stock conversion last year, its parent company, Home Bancorp of Elgin, Inc. ("Company"), established a new benefit plan and trust for the benefit of eligible employees of the Company and the Association. This Plan is known as the "Home Bancorp of Elgin, Inc. Employee Stock Ownership Plan" or "ESOP." Shares of the Company's common stock ("Common Stock") were purchased by the ESOP, are held in trust by its trustee, Harris Bank Barrington, N.A. ("Trustee"), and then allocated to the accounts of ESOP participants over a period of years. The ESOP allows its participants (including any former participants and beneficiaries) to have certain voting rights at the Company's stockholder meetings with respect to shares of Common Stock held by the Trustee.

         In connection with the Special Meeting of Stockholders of Home Bancorp of Elgin, Inc. to be held on September 29, 1997, enclosed are the following documents:

         1.       Confidential Voting Instruction card for the ESOP; and
         2. Proxy Statement dated August 29, 1997, including a Notice of Special Meeting of Stockholders.

         As a participant in the ESOP, you have the right to direct the Trustee how to vote the shares allocated to your account under the ESOP as of August 15, 1997, the record date for the Special Meeting ("Record Date"), on the proposals to be voted on by the Company's stockholders.

         Each ESOP participant has the right to specify how the ESOP Trustee should vote the shares in his or her ESOP account as of the Record Date. In general, the Trustee will vote the shares in your ESOP account by casting votes FOR, AGAINST or ABSTAIN with respect to each proposal as you specify on the Confidential Voting Instruction card accompanying this letter. The number of shares in your ESOP account are shown on the enclosed Confidential Voting Instruction card.

         The Trustee's fiduciary duties require it to vote any shares for which it receives no voting instructions, as well as any shares not yet allocated to ESOP participants, in a manner determined to be prudent and solely in the interest of the ESOP participants and beneficiaries. If you do not direct the Trustee how to vote the shares in your ESOP account, the Trustee will, to the extent consistent with its fiduciary duties, vote your shares in a manner calculated to most accurately reflect the instructions received from other participants in the ESOP. The same is true of shares of Common Stock not yet placed in anyone's ESOP account.

                                    * * * * *

         Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Trustee. YOU SHOULD THEN SEAL THE COMPLETED CARD IN THE ENCLOSED ENVELOPE AND RETURN IT DIRECTLY TO THE TRUSTEE USING THE POSTAGE-PAID RETURN ENVELOPE PROVIDED. The Confidential Voting Instruction card must be received by the Trustee no later than September 22, 1997.

         PLEASE NOTE THAT THE VOTING INSTRUCTIONS OF INDIVIDUAL PARTICIPANTS ARE TO BE KEPT CONFIDENTIAL BY THE TRUSTEE, WHO HAS BEEN INSTRUCTED NOT TO DISCLOSE THEM TO ANYONE AT THE ASSOCIATION OR THE COMPANY. IF YOU HAVE ANY QUESTIONS REGARDING YOUR VOTING RIGHTS OR THE TERMS OF THE ESOP, PLEASE CALL PAT A. LENART AT (847) 742-3800.


                                          Very truly yours,

                                          THE COMPENSATION COMMITTEE OF
                                          HOME BANCORP OF ELGIN, INC.


Enclosures

                           HOME BANCORP OF ELGIN, INC.

                         CONFIDENTIAL VOTING INSTRUCTION

                     SOLICITED BY THE COMPENSATION COMMITTEE
                         OF HOME BANCORP OF ELGIN, INC.
                       FOR THE HOME BANCORP OF ELGIN, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN


         The undersigned participant, former participant or beneficiary of a deceased former participant of the Home Bancorp of Elgin, Inc. Employee Stock Ownership Plan (the "ESOP") hereby provides the voting instructions specified to the trustee ("Trustee") of the ESOP trust (the "ESOP Trust"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Home Bancorp of Elgin, Inc. that are held by the Trustee, in its capacity as Trustee of the ESOP, as of August 15, 1997, at the Special Meeting of Stockholders of Home Bancorp of Elgin, Inc. to be held on September 29, 1997, and at any adjournment or postponement thereof.

         As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated August 29,1997, the Trustee will vote the common stock of Home Bancorp of Elgin, Inc. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Compensation Committee dated August 29, 1997.


         (CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

         THE BOARD OF DIRECTORS OF HOME BANCORP OF ELGIN, INC. RECOMMENDS A VOTE"FOR" EACH OF THE PROPOSALS IN ITEMS 1, 2 AND 3. IF
THIS CONFIDENTIAL VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT
VOTES "FOR" EACH OF THE PROPOSALS IN ITEMS 1, 2 AND 3. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE
KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF HOME BANCORP OF ELGIN, INC. OR HOME FEDERAL SAVINGS AND LOAN
ASSOCIATION OF ELGIN.


                                                                                           Please mark your votes like this
                                                                                                        |X|
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                         FOR           AGAINST         ABSTAIN

1. Approval of Amendments to the Home Bancorp of Elgin, Inc. 1997 Stock Option
   Plan.                                                                                 |_|            |_|             |_|
- ------------------------------------------------------------------------------------------------------------------------------------
2. Approval of Amendments to the Home Bancorp of Elgin, Inc. 1997 Recognition and        |_|            |_|             |_|
   Retention Plan.
- ------------------------------------------------------------------------------------------------------------------------------------
3. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Special Meeting as may properly come before the Special Meeting, and any adjournment or postponement
   thereof, including, without limitation, a motion to adjourn the Special Meeting.      |_|            |_|             |_|
- ------------------------------------------------------------------------------------------------------------------------------------

         All proposals listed above in this Confidential Voting Instruction were proposed by Home Bancorp of Elgin, Inc.

         The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Voting Instruction Letter, a Notice of
Special Meeting of Stockholders of Home Bancorp of Elgin, Inc. and a Proxy Statement dated August 29, 1997 for the Special Meeting.

         PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION
MUST BE RECEIVED NO LATER THAN SEPTEMBER 22,1997.



                                                                                  DATE______________________________________________


                                                                                  SIGNATURE_________________________________________


                                                                                  Signature of participant, former participant or
                                                                                  designated beneficiary of deceased former
                                                                                  participant. Please sign name exactly as it
                                                                                  appears herein. When signing as attorney,
                                                                                  executor, administrator, trustee or guardian,
                                                                                  please give your full title as such.